Exhibit 99.1

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 12b-25

NOTIFICATION OF LATE FILING

(CHECK ONE):	☐Form 10-K	☐ Form 20-F	☐ Form 11-K	☒ Form 10-Q	☐ Form N-SAR

	For Period Ended:	August 1, 2010

☐ Transition Report on Form 10-K
☐ Transition Report on Form 20-F
☐ Transition Report on Form 11-K
☐ Transition Report on Form 10-Q
☐ Transition Report on Form N-SAR
For the Transaction Period Ended:

READ INSTRUCTION (ON BACK PAGE) BEFORE PREPARING FORM. PLEASE PRINT OR TYPE.
NOTHING IN THIS FORM SHALL BE CONSTRUED TO IMPLY THAT THE COMMISSION HAS VERIFIED ANY INFORMATION CONTAINED HEREIN.

If the notification relates to a portion of the filing checked above, identify the Item(s) to which the notification relates:

PART I - REGISTRANT INFORMATION

GameTech International, Inc.
Full Name of Registrant

N/A
Former Name if Applicable

8850 Double Diamond Parkway
Address of Principal Executive Office (Street and Number)

Reno, Nevada 89521
City, State and Zip Code

PART II - RULES 12b-25(b) AND (c)
[Missing Graphic Reference]

If the subject report could not be filed without unreasonable effort or expense and the registrant seeks relief pursuant to Rule 12b-25(b), the following should be completed. (Check box if appropriate)

☒	(a)	The reasons described in reasonable detail in Part III of this form could not be eliminated without unreasonable effort or expense;
☒	(b)
The subject annual report, semi-annual report, transition report on Form 10-K, Form 20-F, 11-K or Form N-SAR, or portion thereof, will be filed on or before the fifteenth calendar day following the prescribed due date; or the subject quarterly report of transition report on Form 10-Q, or portion thereof will be filed on or before the fifth calendar day following the prescribed due date; and

☒	(c)	The accountant’s statement or other exhibit required by Rule 12b-25(c) has been attached if applicable.

PART III - NARRATIVE

State below in reasonable detail the reasons why Forms 10-K, 20-F, 11-K, 10-Q, N-SAR, or the transition report or portion thereof, could not be filed within the prescribed time period:

GameTech International, Inc. (the "Company") is unable to file its Form 10-Q for the period ended August 1, 2010 (the “Report”), within the prescribed time period without unreasonable effort and expense, primarily due to the efforts required to complete its assessment of an expected non-cash impairment of goodwill and long-lived assets relating to its bingo reporting unit and an expected non-cash impairment of intangible assets relating to both its bingo and VLT/Slot reporting units.  The Company requires additional time to file the Report to appropriately review the valuation of its goodwill, long-lived assets, and intangible assets pursuant to ASC 350 – “Intangibles-Goodwill and Other” and ASC 360 – “Property, Plant, and Equipment” (formerly Statement of Financial Accounting Standards (“SFAS”) 142, “Goodwill and Other Intangible Assets,” and SFAS 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”).  The Company will not complete the required analysis to determine the amount of the goodwill, long-lived asset, and intangible asset impairment charges prior to the prescribed filing date.  The Company hopes to complete the analysis, record the goodwill, long-lived asset, and intangible asset impairment charges within the thirteen weeks ended August 1, 2010 and file its Form 10-Q no later than September 20, 2010, as prescribed in Rule 12b-25.

SEC 1344 (03-05)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

PART IV - OTHER INFORMATION

(1)	Name and telephone number of person to contact in regard to this notification

	Suzanne Chennault	775	850-6000
	(Name)	(Area Code)	(Telephone Number)

(2)
Have all other periodic reports required under Section 13 or 15(d) of the Securities Exchange Act of 1934 or Section 30 of the Investment Company Act of 1940 during the preceding 12 months or for such shorter period that the registrant was required to file such report(s) been filed? If answer is no, identify report(s).

X Yes			 No

(3)
Is it anticipated that any significant change in results of operations from the corresponding period for the last fiscal year will be reflected by the earnings statements to be included in the subject report or portion thereof?

X Yes			 No

If so, attach an explanation of the anticipated change, both narratively and quantitatively, and, if appropriate, state the reasons why a reasonable estimate of the results cannot be made:

Attachment to Form 12b-25

Explanation for Part IV, Item 3.

The Company performs an annual goodwill and intangible asset impairment test in the fourth quarter of its fiscal year, measured as of the last day of the third quarter of each fiscal year. However, given the recent decrease in the Company’s market capitalization, continued delay in product introductions, and current liquidity constraints, the Company has determined that the presence of these impairment indicators necessitates accelerating the testing of its bingo reporting unit for goodwill impairment and the testing of intangible and long-lived assets for both bingo and VLT/Slot, during the third quarter of its fiscal year.

In connection with the Company's interim goodwill, long-lived asset, and intangible asset impairment analysis under ASC 350 and ASC 360, the Company has determined that it will likely be required to record a significant impairment charge to goodwill within its bingo reporting unit, an impairment to long-lived assets within it bingo reporting unit, and an impairment charge to intangible assets within its bingo and VLT/Slot reporting units, in the thirteen weeks ended August 1, 2010.  Due to the complexity of the required ASC 350 and ASC 360 calculations to determine these charges, the Company is still in the process of finalizing the appropriate estimated charges to be recorded.

As a result of the impact of the expected goodwill, long-lived asset, and intangible asset impairment charges and the continuing impact of the current economic environment on the gaming industry and the Company's results, the Company anticipates a significant decrease in net revenues and a significant operating loss for the thirteen weeks ended August 1, 2010, as compared to the same period in 2009, which will be reflected in the consolidated statement of operations to be included in its Form 10-Q.  A reasonable quantitative estimate of the operating loss cannot be made at this time as the Company’s financial statements for the thirteen weeks ended August 1, 2010 are not yet finalized as stated in Part III above due to the fact that the Company is still in the process of determining the final estimated interim goodwill, long-lived asset, and intangible asset impairment charges to be recorded in the third quarter of 2010.

This Form 12b-25 includes forwarding-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 regarding the Company and the financial results it expects to report that are not historical facts and are indicated by words such as “anticipate,” “expect,” “hope,” “believe,” other formulations of those terms and similar terms.  Such forward-looking statements are based on the Company’s current expectations and beliefs, which are subject to change, and involve certain risks and uncertainties including, in particular, the Company’s ability to finalize its assessment of its interim goodwill impairment analysis by the extended filing deadline.  These risks and uncertainties may cause actual results to differ materially from those contained in the forward-looking statements.  The Company does not undertake any obligation to update any forward looking statement.

GameTech International, Inc.
(Name of Registrant as Specified in Charter)

has caused this notification to be signed on its behalf by the undersigned hereunto duly authorized.

Date	September 15, 2010	By	/s/ Suzanne Chennault
Suzanne Chennault Acting Chief Financial Officer

INSTRUCTION: The form may be signed by an executive officer of the registrant or by any other duly authorized representative. The name and title of the person signing the form shall be typed or printed beneath the signature. If the statement is signed on behalf of the registrant by an authorized representative (other than an executive officer), evidence of the representative's authority to sign on behalf of the registrant shall be filed with the form.

ATTENTION
INTENTIONAL MISSTATEMENTS OR OMISSIONS OF FACT CONSTITUTE FEDERAL CRIMINAL VIOLATIONS (SEE 18 U.S.C. 1001)